SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2005
                                                         ----------------

                            POINT THERAPEUTICS, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



                       DELAWARE                         0-19410
                       --------                         -------
              (State or Other Jurisdiction     (Commission File Number)
                      of Incorporation)



                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (617) 933-2130
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

                    Point Therapeutics, Inc. ("Point") issued a press release on February 7, 2005 announcing that Thomas F. Gajewski MD, PhD has joined Point Therapeutics' Clinical Advisory Board.

                    A copy of the press release dated February 7, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01           Financial Statements and Exhibits.

                    (c) Exhibits.

                    99.1 - Press release issued by Point dated February 7, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


February 7, 2005                  By:/s/ Donald R. Kiepert, Jr.
                                  ------------------------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit             Description
-------             -----------
99.1                Press release issued by Point Therapeutics, Inc. on February
                    7, 2005 announcing that Thomas F. Gajewski MD, PhD has joined Point Therapeutics' Clinical Advisory Board.